UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2024

ARC DOCUMENT SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32407 (Commission File Number)	20-1700361 (IRS Employer Identification No.)

12657 Alcosta Blvd., Suite 200, San Ramon California	94583
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 949-5100

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on August 27, 2024, ARC Document Solutions, Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TechPrint Holdings, LLC, a Delaware limited liability company (“Parent”), and TechPrint Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Parent is an affiliate of Kumarakulasingam Suriyakumar, the Company’s Chairman and Chief Executive Officer, Dilantha Wijesuriya, the Company’s President and Chief Operating Officer, Jorge Avalos, the Company’s Chief Financial Officer, Rahul Roy, the Company’s Chief Technology Officer, Sujeewa Sean Pathiratne, a private investor, and certain entities affiliated with such persons (collectively, the “Rollover Stockholders”).

The Merger Agreement provides for the acquisition of the Company by Parent through a merger of Merger Sub with and into the Company (the “Merger), with the Company surviving the Merger as the surviving corporation and a wholly-owned subsidiary of Parent, and with each issued and outstanding share of the Company’s common stock, par value $0.001 per share (the “Company Common Stock”) (other than shares of Company Common Stock owned by Parent, Merger Sub, the Company, the Rollover Stockholders, and any holders of Company Common Stock who exercise statutory appraisal rights with respect to such shares), automatically converted, in accordance with the terms of the Merger Agreement, into the right to receive cash consideration of $3.40 per share, without interest.

The consummation of the transactions contemplated by the Merger Agreement is conditioned upon, among other things, the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). Effective as of 11:59 p.m., Eastern Time, on October 11, 2024, the waiting period under the HSR Act expired with respect to the Merger.

The Company and Parent anticipate that, subject to receipt of the required approval of the Company’s stockholders at the special meeting of the Company’s stockholders and the satisfaction or waiver of the other conditions set forth in the Merger Agreement, the Merger will be consummated promptly following the date of the special meeting.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included or referenced in this proxy statement that address activities, events or developments which we expect will or may occur in the future are forward-looking statements, including statements regarding the ability of the parties to satisfy the conditions precedent and consummate the proposed Merger, the timing of consummation of the proposed Merger and the ability of the parties to secure any required stockholder approval in a timely manner or on the terms desired or anticipated. You can generally identify these statements and other forward-looking statements in this document by words such as “may,” “will,” “should,” “can,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “forecast,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “strategy,” “opportunity,” “ambitions,” “aspire” and similar expressions, and variations or negative of such terms or other variations thereof. Words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Merger, including the timing, receipt and terms and conditions of any required governmental approvals of the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the possibility that the Company’s stockholders may not approve the Merger; the risk that the parties may not be able to satisfy the conditions to the Merger in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Merger; the risk that any announcements relating to the Merger could have adverse effects on the market price of Company Common Stock; the risk that the Merger and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Merger that could be instituted against the Company or its directors and/or officers; the risk associated with third-party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Merger which are not waived or otherwise satisfactorily resolved; the risk of the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, pandemic conditions, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions, and other risks and factors that may be difficult to predict and beyond our control, including those detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 and Current Reports on Form 8-K that are available on the Company’s website at https://ir.e-arc.com and on the website of the SEC at http://www.sec.gov. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable events or factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date they are made.

Additional Information and Where to Find It

This Current Report on Form 8-K is being made in respect of the Merger involving the Company and Parent. In connection with the Merger, (i) the Company has filed certain relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A and (ii) certain participants in the transaction have jointly filed with the SEC a Transaction Statement on Schedule 13E-3 (a “Schedule 13E-3”), which contains important information about the Company, Parent, the Rollover Stockholders and the Merger, including the terms and conditions of the Merger. Promptly after filing a definitive proxy statement with the SEC, the Company will mail the definitive proxy statement, the Schedule 13E-3 and a proxy card to each stockholder of the Company entitled to vote at the Company stockholders meeting. This Current Report on Form 8-K is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at https://ir.e-arc.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13E-3 and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger because they contain important information about the Company and the proposed Merger. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, or solicitation of any vote or approval.

Stockholders of the Company are urged to read all relevant documents filed with the SEC, including the proxy statement and the Schedule 13E-3, as well as any amendments or supplements to these documents, carefully when they become available because they will contain important information about the Merger.

Participants in the Proxy Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the transaction contemplated by the Merger Agreement under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the transaction contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, are included in the sections entitled “Special Factors – Interests of Executive Officers and Directors of ARC in the Merger,” “Other Important Information Regarding ARC – Directors and Executive Officers of ARC,” and “Other Important Information Regarding ARC – Security Ownership of Certain Beneficial Owners and Management” included in the preliminary proxy statement related to the transactions contemplated by the Merger Agreement, as filed with the SEC on October 4, 2024.

Information about the directors and executive officers of the Company, their ownership of Company common stock, and the Company’s transactions with related persons is set forth the sections entitled “Nominees for Director,” “Executive Officers,” Corporate Governance Profile,” “Executive Compensation,” “Beneficial Ownership of Voting Securities” and “Certain Relationships and Related Transactions” in the Company’s definitive proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2024	ARC DOCUMENT SOLUTIONS, INC.

	By:	/s/ Tracey Luttrell
	Name:	Tracey Luttrell
	Title:	Corporate Counsel & Corporate Secretary